                                                                      EXHIBIT 99

SUBJECT TO REVISION - TERM SHEET DATED SEPTEMBER 18, 2000
---------------------------------------------------------

$521,517,000.00

$ 98,000,000.00  CLASS A-1  _____% ASSET BACKED NOTES
$211,000,000.00  CLASS A-2  _____% ASSET BACKED NOTES
$115,000,000.00  CLASS A-3  _____% ASSET BACKED NOTES
$ 58,400,000.00  CLASS A-4  _____% ASSET BACKED NOTES
$ 39,117,000.00  CLASS B    _____% ASSET BACKED NOTES


FIRST SECURITY(R) AUTO OWNER TRUST 2000-2
ISSUER

FIRST SECURITY BANK(R), N.A.
SELLER AND SERVICER

Attached is a preliminary Term Sheet describing the structure, collateral pool and certain aspects of the First Security(R) Auto Owner Trust 2000-2. The information contained in the attached Term Sheet is referred to as the "Information".

The attached Term Sheet has been prepared with the cooperation of First Security Bank, N.A. Neither the underwriters, nor any of their affiliates, makes any representation as to the accuracy or completeness of the Information. The description of the collateral pool and other Information contained herein is preliminary and will be superseded by a final prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. In addition, the attached Term Sheet supersedes any prior term sheet.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, a final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. A final prospectus supplement will be filed after the securities have been priced and all of the terms and information are finalized. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication ("Offering Documents") for definitive Information on any matter discussed in this communication. Any investment decision should be based on the data in the Offering Documents and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting J.P. Morgan's Asset Finance Group at (212) 648-4506.

Sales of the securities to be offered by the trust may not be consummated unless the purchaser has received the Offering Documents. The securities to be offered by the trust under the Offering Documents have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                        Underwriters of the Class A Notes
J.P. MORGAN & CO.
            BANC OF AMERICA SECURITIES LLC
                       CREDIT SUISSE FIRST BOSTON
                             FIRST SECURITY VAN KASPER
                                          LEHMAN BROTHERS
                                               WELLS FARGO BROKERAGE SERVICE LLC

                        Underwriters of the Class B Notes
J.P. MORGAN & CO.                                      FIRST SECURITY VAN KASPER

                    FIRST SECURITY(R) AUTO OWNER TRUST 2000-2
                FIRST SECURITY BANK(R), N.A., SELLER AND SERVICER

                               Subject to Revision

                       Term Sheet Dated September 18, 2000

      Capitalized terms used below which are not defined have the meanings specified in the Base Prospectus of First Security Bank(R), N.A. dated
   June 16, 2000 and pertaining to First Security(R) Auto Owner Trusts. A copy of such Prospectus is available from the Securities and Exchange Commission and by contacting J.P. Morgan's Asset Finance Group at (212)
                                    648-4506.


Issuer.................First Security Auto Owner Trust 2000-2 (the "Trust" or
                       the "Issuer").

Indenture Trustee......The Chase Manhattan Bank will act as the Indenture
                       Trustee.

Owner Trustee..........Wilmington Trust Company will act as the Owner Trustee.

The Notes..............The notes offered hereby are:

                       1) Class A-1 ____% Asset Backed Notes in the aggregate principal amount of $98,000,000.00.

                       2) Class A-2 ____% Asset Backed Notes in the aggregate principal amount of $211,000,000.00.

                       3) Class A-3 ____% Asset Backed Notes in the aggregate principal amount of $115,000,000.00.

                       4) Class A-4 ____% Asset Backed Notes in the aggregate principal amount of $58,400,000.00.

                       5) Class B ____% Asset Backed Notes in the aggregate principal amount of $39,117,000.00. The seller will retain a Class B Note in the aggregate principal amount of $738.61 which is not offered hereby.


Trust Property.........The principal property of the trust will include, among other things: (i) a pool of fixed rate motor vehicle installment sale contracts and installment loans;
                       (ii) all monies due or received thereunder on and after the cutoff date; (iii) security interests in the financed vehicles; and (iv) amounts on deposit in the trust accounts, including the reserve account and the yield supplement account.

Terms of the Notes:

   Distribution Dates..The 15th day of each month (or, if such day is not a business day, the next succeeding business day), beginning October 16, 2000.

Interest...............-  The interest rate for each class of notes is the fixed rate as specified on the cover page of this Term Sheet. Interest will be payable on all notes on each distribution date.

                       - Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed from the last distribution date and a 360-day year.

                       - Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

                       - Payments of interest on the Class B Notes are subordinated to interest payments on the Class A Notes as follows:

                          - On any distribution date, interest on the Class B Notes will not be paid until all accrued and unpaid interest on the Class A Notes have been paid in full.

                          - After an acceleration of the notes following an event of default, or if any notes remain outstanding on or after the applicable final scheduled distribution date, no interest or principal will be paid on the Class B Notes until all principal and interest on the Class A Notes has been paid in full.

Principal..............-  Principal on the notes will be payable on each distribution date in an aggregate amount based on the amount of principal collected on the receivables during the related collection period. Except as provided below, these payments will be made -

                          - first, 100% to the Class A Notes sequentially, so that no principal will be paid on any class of Class A Notes until each class of Class A Notes with a lower numerical designation has been paid in full (e.g., no principal will be paid to the Class A-2 Notes until the Class A-1 Notes have been paid in full, and no principal will be paid on the Class A-3 Notes until the Class A-1 Notes and the Class A-2 Notes have been paid in full) until all of the Class A Notes have been paid in full.

                          - second, 100% to the Class B Notes until paid in full.

                       - After an acceleration of the notes following an event of default or if any notes remain outstanding on or after the applicable final scheduled distribution date, then principal payments will be made as follows:

                          -  first, to the Class A-1 Notes until  paid in full;
                             and

                          - second, to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, ratably according to the amount due and payable on each class until all of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes have been paid in full; and

                          - third, to the Class B Noteholders until the Class B Notes have been paid in full.

                          - After an acceleration of the notes following an event of default or if any notes remain outstanding following the applicable final scheduled distribution date, any amounts otherwise payable as interest on the Class B Notes will be available to make payments of principal on the Class A Notes.

Final Scheduled
Distribution Dates.....The outstanding principal amount, if any, of each class of notes will be payable in full on the final scheduled distribution date set forth below.

                       If any class of notes is not repaid in full on or prior to that class's final scheduled distribution date, an event of default will occur. If an event of default occurs, no interest or principal will be paid on the Class B Notes until all interest and principal have been paid on the Class A Notes.

                       Notes                   Final Scheduled Distribution Date
                       -----                   ---------------------------------

                       Class A-1 Notes     September 2001 distribution date
                       Class A-2 Notes     August 2003 distribution date
                       Class A-3 Notes     July 2004 distribution date
                       Class A-4 Notes     January 2005 distribution date
                       Class B Notes       February 2007 distribution date

     Redemption........The Class A-4 Notes and the Class B Notes will be redeemed in whole on any distribution date if the Servicer exercises its option to purchase from the trust the receivables and other trust property. The Servicer may exercise this option only if -

                       - the aggregate receivables balance declines to 10% or less of the aggregate starting receivables balance;

                       - the aggregate of the repurchase amount of the receivables, other than Liquidating Receivables, is greater than or equal to the sum of the outstanding principal balance of all notes, plus accrued and unpaid interest on the notes; and

                       - the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full.

                       The redemption price will be equal to the unpaid principal amount of such Class A-4 Notes and the Class B Notes, plus accrued and unpaid interest on those notes.

     Voting Rights.....If the Offering Documents specify certain circumstances under which a specified percentage in principal amount of the outstanding notes must consent, approve, direct or request an action, that action shall be valid only if such specified percentage in principal amount of all the outstanding Class A Notes or, in the event that no Class A Notes are outstanding, all outstanding Class B Notes, voting together as a single class have voted to give that consent, approval, direction, request or notice or take such action.

                       Any notes held by the seller will not be deemed outstanding and shall be disregarded when a vote is taken.

Credit Enhancement:

     Subordination.....The Class B Notes are subordinated to the Class A Notes.
                       This provides additional credit enhancement for the Class A Notes.

                       - No interest will be paid on the Class B Notes on any distribution date until all accrued and unpaid interest on the Class A Notes has been paid in full.

                       - No principal will be paid on the Class B Notes on any distribution date until all principal owed on the Class A Notes has been paid in full.

                       - After an acceleration of the notes following an event of default or if any of the notes remain outstanding on and after the applicable final scheduled distribution date -

                          - no principal or interest will be paid on the Class B Notes until all principal and interest owed on the Class A Notes has been paid in full; and

                          - amounts otherwise payable as interest and principal on the Class B Notes will be available to make payments of principal on the Class A Notes.


     Reserve Account...Funds on deposit in the reserve account will be available on each distribution date to cover shortfalls in distributions of interest and principal on the notes due to delinquencies and defaults on the receivables. Amounts in the reserve account will also be available to pay servicing fees and to make principal payments on the final scheduled distribution date for each class of notes.

                       The reserve account will be funded as follows:

                       - On the closing date, the seller will deposit the reserve account initial deposit of $26,075,886.93 into the reserve account.

                       - On each distribution date, any collections on the receivables remaining after providing for all required payments to holders of the notes, the payment of the total servicing fee and reimbursement of outstanding advances will be deposited in the reserve account.

                       On each distribution date, any amount in the reserve account in excess of the specified reserve account balance will be paid to the certificateholders. The seller will be the initial certificateholder. The noteholders will have no further rights to any amounts paid to the certificateholders from the reserve account.

                       The specified reserve account balance for any distribution date will equal 6.50% of the aggregate receivables balance as of the last day of the related collection period. However, the specified reserve account balance will be calculated as 9.0% of the aggregate receivables balance for any distribution date beginning on the January 2001 distribution date, on which the average net loss ratio exceeds 1.50% or the average delinquency ratio exceeds 1.25%.

                       In no event will the specified reserve account balance be less than the lesser of:

                       (1)      $13,037,943.47 and

                       (2) the aggregate outstanding principal amount of the notes.

                       We may change this definition without your consent so long as the change does not cause the ratings of the notes to be reduced or withdrawn.

Yield Supplement
Account................Funds on deposit in the yield supplement account will be available to supplement the interest collections on some receivables. On each distribution date, funds on deposit in the yield supplement account will be used to cover, for each receivable, the excess, if any, of:

                       (1) one month's interest that would accrue on the receivable balance at a rate equal to (a) the weighted average interest rate of the notes plus
                                (b) the servicing fee rate of 1%; over

                       (2) one month's interest that accrued on that receivable at the contract rate of that receivable.

                       On the closing date, the seller will deposit $ [ _____ ] in cash into the yield supplement account. That amount is the total amount estimated to be required to be withdrawn from the yield supplement account on all distribution dates. Neither the seller nor the servicer will make any other deposits to the yield supplement account on or after the closing date.

Tax Status.............As described in the Offering Documents, Kirkland & Ellis, special federal tax counsel to the seller, will give an opinion that for federal income tax purposes-

                       -  the notes will be characterized as debt and

                       - the trust will not be classified as an association or publicly traded partnership taxable as a corporation.

                       Prospective investors should consult their own tax advisors to determine the federal, state, local, and other tax consequences of the purchase, ownership and disposition of the notes. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service with respect to any of the federal income tax consequences discussed herein and no assurance can be given that the Internal Revenue Service will not take a contrary position.

ERISA Considerations...As described in the Offering Documents, the notes may be purchased by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, upon satisfaction of certain conditions described therein. Any benefit plan fiduciary considering a purchase of notes should, among other things, consult with experienced legal counsel in determining whether all required conditions have been satisfied.

Legal Investment.......The Class A-1 Notes will be eligible securities for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings................We will issue the notes only if -

                       (1) the Class A-1 Notes are rated in the highest short-term rating category by at least two nationally recognized statistical rating agencies;

                       (2) the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are rated in the highest long-term rating category by at least two nationally recognized statistical rating agencies; and

                       (3) the Class B Notes are rated at least investment grade by at least two nationally recognized statistical rating agencies.

                       After the notes are issued, any ratings may be lowered or withdrawn by the applicable rating agencies.

                                 THE RECEIVABLES

SELECTION CRITERIA

         Approximately 96.98% of the Aggregate Receivables Balance of motor vehicle loans were originated by the seller through dealers in the ordinary course of the seller's business and in accordance with seller's underwriting standards. The remainder of the motor vehicle loans were made directly by the seller to the obligors in accordance with the seller's underwriting standards.

         The seller will warrant in the sale and servicing agreement that all the receivables have the following individual characteristics, among others -

         (1) the obligation of the obligor under each receivable is secured by a security interest in either a new or used automobile or light truck;

         (2) each receivable has a Contract Rate of at least 6.00% and less than 29.99%;

         (3) each receivable had a remaining maturity, as of the cutoff date, of not less than 6 months and not more than 72 months;

         (4) each receivable had a remaining principal balance of not less than $100.00 and not more than $59,000.00 as of the cutoff date;

         (5) no receivable was more than 29 days past due as of the cutoff date;

         (6) no financed vehicle had been repossessed as of the cutoff date;

         (7) each receivable is a Simple Interest Receivable, as that term is defined below;

         (8) any dealer of the financed vehicle has no participation in, or other right to receive, any proceeds of the receivable; and

         (9)      each receivable was originated on or after July 23, 1991.

         The seller did not use any procedures adverse to noteholders in selecting the receivables to be transferred to the trust on the closing date. The prospectus describes all terms of the retail motor vehicle installment sale contracts and installment loans constituting the receivables which are material to the noteholders.

CERTAIN CHARACTERISTICS

         As of the cutoff date, approximately 35.49% of the Aggregate Receivables Balance was attributable to loans for purchases of new financed vehicles and approximately 64.51% of the Aggregate Receivables Balance was attributable to loans for purchases of used financed vehicles.

         The composition, distribution by Contract Rate and distribution by remaining term of the receivables as of the cutoff date are set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

COMPOSITION OF THE RECEIVABLES


WEIGHTED AVERAGE                          NUMBER OF     AVERAGE
CONTRACT RATE OF   AGGREGATE STARTING  RECEIVABLES IN  RECEIVABLE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
  RECEIVABLES     RECEIVABLES BALANCE       POOL        BALANCE     ORIGINAL TERM     REMAINING TERM
----------------  -------------------  --------------  ----------  ----------------  ----------------
    10.863%        $ 521,517,738.61        42,027      $12,409.11     66.61 mos.        49.90 mos.

DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES

                                                                                      PERCENTAGE OF
                                                                                        AGGREGATE
                                                                                        STARTING
                                                     NUMBER OF                         RECEIVABLES
CONTRACT RATE RANGE                                 RECEIVABLES  RECEIVABLES BALANCE     BALANCE
-------------------                                 -----------  -------------------  --------------
6.00-6.99%........................................       748       $ 10,524,727.88         2.02%
7.00-7.99%........................................     2,462         36,673,398.85         7.03
8.00-8.99%........................................     4,939         69,342,644.23        13.30
9.00-9.99%........................................     8,454        109,569,565.99        21.01
10.00-10.99%......................................     7,461         89,833,579.75        17.23
11.00-11.99%......................................     5,420         65,477,267.30        12.56
12.00-12.99%......................................     4,754         55,385,360.11        10.62
13.00-13.99%......................................     2,979         34,634,315.10         6.64
14.00-14.99%......................................     1,877         20,773,285.40         3.98
15.00-15.99%......................................     1,242         13,482,188.14         2.59
16.00-16.99%......................................       692          7,241,761.76         1.39
17.00-17.99%......................................       351          3,383,507.47         0.65
18.00-18.99%......................................       352          3,081,643.42         0.59
19.00-19.99%......................................       119            921,715.63         0.18
20.00-20.99%......................................        62            482,966.93         0.09
21.00-21.99%......................................        83            538,504.01         0.10
22.00-22.99%......................................        13             88,628.93         0.02
23.00-23.99%......................................        10             33,523.17         0.01
24.00-24.99%......................................         3             20,981.19         0.00
25.00-25.99%......................................         3             14,424.15         0.00
26.00-26.99%......................................         2              9,216.22         0.00
27.00-29.99%......................................         1              4,532.98         0.00
                                                   -------------------------------  ---------------

         Total....................................    42,027       $521,517,738.61       100.00%
                                                   ------------  -------------------  -------------

DISTRIBUTION BY REMAINING TERM OF THE RECEIVABLES


                                                                            PERCENTAGE OF
REMAINING TERM                      NUMBER OF                              AGGREGATE STARTING
(MONTHS)                           RECEIVABLES       RECEIVABLE BALANCE   RECEIVABLES BALANCE
------------------            --------------------- -------------------- ---------------------
1-12.........................         2,114           $  6,175,570.42            1.18%
13-24........................         5,093             28,046,616.18            5.38
25-36........................         6,870             59,339,593.74           11.38
37-48........................         9,713            118,061,467.16           22.64
49-60........................        11,555            179,323,935.81           34.39
61-72........................         6,682            130,570,555.30           25.04
                              --------------------- -------------------- ---------------------
         Total...............        42,027           $521,517,738.61          100.00%
                              ------------------------------------------ ---------------------

GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES

         The following table sets forth the percentage of the Aggregate Starting Receivables Balance of the receivables in the states with the largest concentration of receivables. No other state accounts for more than 1.0% of the Aggregate Starting Receivables Balance of the receivables.


                                                     PERCENTAGE OF
         STATE                                     AGGREGATE STARTING
         -----                                     RECEIVABLES BALANCE
                                                   -------------------
         Washington...............................       23.12%
         Utah.....................................       17.18%
         Idaho....................................       15.59%
         California...............................       15.47%
         Nevada...................................        6.89%
         Oregon...................................        6.40%
         Colorado.................................        3.11%
         Montana..................................        2.69%
         Oklahoma.................................        2.13%
         Wyoming..................................        1.91%
         South Dakota.............................        1.17%

PAYMENTS ON THE RECEIVABLES

         All receivables are Simple Interest Receivables. A Simple Interest Receivable provides for the amortization of the amount financed under the receivable over a series of fixed level months payments, except that the last such payment may be different. However, each monthly payment consists of an installment of interest which is calculated on the basis of the Receivable Balance multiplied by the stated Contract Rate and further multiplied by the period elapsed - as a fraction of a calendar year - since the preceding payment of interest was made.

         As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued and unpaid to the date of payment and the balance is applied to reduce the unpaid Receivable Balance of the receivables. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled. The portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater, thereby having the effect of a prepayment.

         Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled. The portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the Receivable Balance as of such date.

         The receivables are prepayable at any time. Prepayments may also result from -

        -         liquidations due to default,

        - the receipt of monthly installments earlier than the scheduled due dates for such installments,

        - the receipt of proceedings from credit life, disability, theft or physical damage, insurance,

        - repurchases by the seller as a result of certain uncured breaches of the warranties made by it in the sale and servicing agreement,

        - purchases by the servicer as a result of certain uncured breaches of the covenants made by it in the sale and servicing agreement, or

        - the servicer exercising its option to purchase all of the remaining receivables.

         A variety of economic, social, and other factors, may influence prepayments on the receivables. These factors include decreases in interest rates and the fact that an obligor may sell or transfer the financed vehicle securing a receivable without the seller's consent.

WEIGHTED AVERAGE LIFE OF THE NOTES

         Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The Model used in this Term Sheet is based on an assumed rate of prepayment (the "ABS") each month relative to the original number of receivables in a pool of receivables. The Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

         The rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, of the principal balance of the receivables. Therefore, the final payment in respect of any class of notes could occur significantly earlier than the respective final scheduled distribution dates. The noteholders will bear exclusively any reinvestment risk associated with early payment of the notes.

         The table on the following pages captioned "Percent of Initial Principal Balance at Various ABS Percentages" is the ABS Table. The ABS Table has been prepared on the basis of the characteristics of the receivables, as described below. The ABS Table assumes that -

         (1) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

         (2) each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,

         (3) distributions on the notes are made on each distribution date, and each such date is assumed to be the fifteenth day of each applicable month, and

         (4) the servicer does not exercise its option to purchase the receivables.

         The pool has an assumed cutoff date of August 25, 2000. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal balance of each class of the notes that is projected to be outstanding after payments are made on each of the distribution dates shown at various constant ABS percentages. The ABS Table also indicates the month in which the servicer can exercise its option to purchase the receivables and the associated projected average weighted life.

         The ABS Table also assumes that the receivables have been aggregated into hypothetical pools, with all of the receivables within the pools having the following characteristics and that the level scheduled monthly payment - which is based on its Aggregate Receivables Balance, APR, original term to maturity and remaining term to maturity as of the cutoff date - will be such that each pool will be fully amortized by the end of its remaining term to maturity.


     Aggregate                             Original Term        Remaining Term
Receivables Balance         APR         to Maturity (mos.)    to Maturity (mos.)
-------------------         ---         ------------------    ------------------
  $    118,060.18         10.062%               12                    9
       860,211.56         12.460%               24                   19
     6,872,225.04         11.688%               35                   26
    22,547,746.04         11.969%               47                   34
   133,075,681.34         10.971%               60                   45
   327,547,542.25         10.746%               70                   53
    30,496,272.20         10.613%               74                   53

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of the notes.

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                                   CLASS A NOTES
                     ---------------------------------------------------------------------------------------------------------
DISTRIBUTION DATE                      CLASS A-1 NOTES                     CLASS A-2 NOTES                     CLASS A-3 NOTES
------------------   ---------------------------------   ---------------------------------   ---------------------------------
                       0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%
                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Closing Date ..      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/00 ......       88.41    83.43    80.83    77.86   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/00 ......       76.84    67.05    61.93    56.08   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/00 ......       65.29    50.86    43.31    34.68   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
1/15/01 .......       53.75    34.85    24.96    13.66   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
2/15/01 .......       42.23    19.03     6.90     0.00   100.00   100.00   100.00    96.76   100.00   100.00   100.00   100.00
3/15/01 .......       30.73     3.41     0.00     0.00   100.00   100.00    94.95    87.36   100.00   100.00   100.00   100.00
4/15/01 .......       19.25     0.00     0.00     0.00   100.00    94.42    86.82    78.14   100.00   100.00   100.00   100.00
5/15/01 .......        7.79     0.00     0.00     0.00   100.00    87.35    78.84    69.11   100.00   100.00   100.00   100.00
6/15/01 .......        0.00     0.00     0.00     0.00    98.31    80.37    70.99    60.26   100.00   100.00   100.00   100.00
7/15/01 .......        0.00     0.00     0.00     0.00    93.01    73.50    63.29    51.62   100.00   100.00   100.00   100.00
8/15/01 .......        0.00     0.00     0.00     0.00    87.72    66.72    55.73    43.17   100.00   100.00   100.00   100.00
9/15/01 .......        0.00     0.00     0.00     0.00    82.45    60.05    48.32    34.92   100.00   100.00   100.00   100.00
10/15/01 ......        0.00     0.00     0.00     0.00    77.18    53.47    41.06    26.86   100.00   100.00   100.00   100.00
11/15/01 ......        0.00     0.00     0.00     0.00    71.93    46.99    33.94    19.01   100.00   100.00   100.00   100.00
12/15/01 ......        0.00     0.00     0.00     0.00    66.68    40.62    26.97    11.37   100.00   100.00   100.00   100.00
1/15/02 .......        0.00     0.00     0.00     0.00    61.45    34.36    20.16     3.93   100.00   100.00   100.00   100.00
2/15/02 .......        0.00     0.00     0.00     0.00    56.23    28.20    13.51     0.00   100.00   100.00   100.00    93.97
3/15/02 .......        0.00     0.00     0.00     0.00    51.03    22.14     7.01     0.00   100.00   100.00   100.00    81.11
4/15/02 .......        0.00     0.00     0.00     0.00    45.83    16.20     0.68     0.00   100.00   100.00   100.00    68.65
5/15/02 .......        0.00     0.00     0.00     0.00    40.67    10.39     0.00     0.00   100.00   100.00    89.94    56.62
6/15/02 .......        0.00     0.00     0.00     0.00    35.53     4.69     0.00     0.00   100.00   100.00    78.95    45.01
7/15/02 .......        0.00     0.00     0.00     0.00    30.40     0.00     0.00     0.00   100.00    98.36    68.26    33.81
8/15/02 .......        0.00     0.00     0.00     0.00    25.28     0.00     0.00     0.00   100.00    88.32    57.88    23.03
9/15/02 .......        0.00     0.00     0.00     0.00    20.18     0.00     0.00     0.00   100.00    78.51    47.81    12.68
10/15/02 ......        0.00     0.00     0.00     0.00    15.09     0.00     0.00     0.00   100.00    68.91    38.07     2.76
11/15/02 ......        0.00     0.00     0.00     0.00    10.02     0.00     0.00     0.00   100.00    59.53    28.65     0.00
12/15/02 ......        0.00     0.00     0.00     0.00     5.08     0.00     0.00     0.00   100.00    50.55    19.69     0.00

                              CLASS A NOTES
                     ---------------------------------
DISTRIBUTION DATE                      CLASS A-4 NOTES                       CLASS B NOTES
------------------   ---------------------------------   ---------------------------------
                       0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%
                     ------   ------   ------   ------   ------   ------   ------   ------
Closing Date ..      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/00 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/00 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/00 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
1/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
2/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
3/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
4/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
5/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
6/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
7/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
8/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
9/15/01 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/01 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/01 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/01 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
1/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
2/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
3/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
4/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
5/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
6/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
7/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
8/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
9/15/02 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/02 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/02 ......      100.00   100.00   100.00    86.77   100.00   100.00   100.00   100.00
12/15/02 ......      100.00   100.00   100.00    69.19   100.00   100.00   100.00   100.00

---------------

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                               CLASS A NOTES
                            -------------------------------------------------------------------------------------
DISTRIBUTION DATE                     CLASS A-1 NOTES             CLASS A-2 NOTES                 CLASS A-3 NOTES
----------------------      -------------------------   -------------------------   -----------------------------
                            0.5%   1.2%   1.5%   1.8%   0.5%   1.2%   1.5%   1.8%     0.5%    1.2%    1.5%   1.8%
                            ----   ----   ----   ----   ----   ----   ----   ----   ------   -----   -----   ----
1/15/03 ..............      0.00   0.00   0.00   0.00   0.17   0.00   0.00   0.00   100.00   41.79   11.06   0.00
2/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    91.31   33.25    2.77   0.00
3/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    82.35   24.95    0.00   0.00
4/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    73.41   16.88    0.00   0.00
5/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    64.51    9.05    0.00   0.00
6/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    55.65    1.46    0.00   0.00
7/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    46.81    0.00    0.00   0.00
8/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    38.57    0.00    0.00   0.00
9/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    30.36    0.00    0.00   0.00
10/15/03 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    22.18    0.00    0.00   0.00
11/15/03 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    14.04    0.00    0.00   0.00
12/15/03 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     5.93    0.00    0.00   0.00
1/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
2/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
3/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
4/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
5/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
6/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
7/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
8/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
9/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
10/15/04 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
11/15/04 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
12/15/04 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
1/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
2/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
3/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
4/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
5/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
6/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
7/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
8/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
9/15/05 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
10/15/05 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
11/15/05 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
12/15/05 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
1/15/06 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00

Weighted Average
  Life (years) (1) ...      0.37   0.27   0.23   0.20   1.53   1.15   1.00   0.87     2.82    2.28    2.00   1.73
*Weighted Average
  Life to Optional
  Clean Up Call
  (years) (1) ........
*Optional Clean Up
  Call Date (mo/yr) ..
                                       CLASS A NOTES
                            -----------------------------------
DISTRIBUTION DATE                               CLASS A-4 NOTES                           CLASS B NOTES
----------------------      -----------------------------------    ------------------------------------
                              0.5%      1.2%      1.5%     1.8%      0.5%      1.2%      1.5%      1.8%
                            ------    ------    ------    -----    ------    ------    ------    ------
1/15/03 ..............      100.00    100.00    100.00    52.49    100.00    100.00    100.00    100.00
2/15/03 ..............      100.00    100.00    100.00    36.67    100.00    100.00    100.00    100.00
3/15/03 ..............      100.00    100.00     89.77    21.75*   100.00    100.00    100.00    100.00*
4/15/03 ..............      100.00    100.00     74.75     7.73    100.00    100.00    100.00    100.00
5/15/03 ..............      100.00    100.00     60.42     0.00    100.00    100.00    100.00     91.97
6/15/03 ..............      100.00    100.00     46.77     0.00    100.00    100.00    100.00     73.80
7/15/03 ..............      100.00     88.41     33.82     0.00    100.00    100.00    100.00     57.05
8/15/03 ..............      100.00     75.10     22.05*    0.00    100.00    100.00    100.00*    42.47
9/15/03 ..............      100.00     62.26     10.95     0.00    100.00    100.00    100.00     29.67
10/15/03 .............      100.00     49.89      0.52     0.00    100.00    100.00    100.00     18.16
11/15/03 .............      100.00     37.99      0.00     0.00    100.00    100.00     86.25      7.95
12/15/03 .............      100.00     26.58      0.00     0.00    100.00    100.00     72.76      2.06
1/15/04 ..............       95.79     15.66*     0.00     0.00    100.00    100.00*    60.34      0.62
2/15/04 ..............       79.97      5.23      0.00     0.00    100.00    100.00     48.98      0.00
3/15/04 ..............       64.23      0.00      0.00     0.00    100.00     93.00     38.71      0.00
4/15/04 ..............       48.56      0.00      0.00     0.00    100.00     78.95     29.55      0.00
5/15/04 ..............       32.97      0.00      0.00     0.00    100.00     65.67     21.50      0.00
6/15/04 ..............       17.47*     0.00      0.00     0.00    100.00*    53.18     14.59      0.00
7/15/04 ..............        6.70      0.00      0.00     0.00    100.00     44.51      9.93      0.00
8/15/04 ..............        0.00      0.00      0.00     0.00     94.01     36.40      6.22      0.00
9/15/04 ..............        0.00      0.00      0.00     0.00     78.11     28.86      3.25      0.00
10/15/04 .............        0.00      0.00      0.00     0.00     62.30     21.90      1.05      0.00
11/15/04 .............        0.00      0.00      0.00     0.00     46.58     15.53      0.00      0.00
12/15/04 .............        0.00      0.00      0.00     0.00     30.95      9.75      0.00      0.00
1/15/05 ..............        0.00      0.00      0.00     0.00     15.43      4.57      0.00      0.00
2/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
3/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
4/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
5/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
6/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
7/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
8/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
9/15/05 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
10/15/05 .............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
11/15/05 .............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
12/15/05 .............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00
1/15/06 ..............        0.00      0.00      0.00     0.00      0.00      0.00      0.00      0.00

Weighted Average
  Life (years) (1) ...        3.59      3.10      2.75     2.36      4.16      3.84      3.46      2.90
*Weighted Average
  Life to Optional
  Clean Up Call
  (years) (1) ........        3.57      3.08      2.72     2.34      3.72      3.30      2.88      2.47
*Optional Clean Up
  Call Date (mo/yr) ..       06/04     01/04     08/03    03/03     06/04     01/04     08/03     03/03

----------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related distribution date, (ii) adding the results and (iii) dividing the sum by the related principal balance of the Note.

         The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance of the receivables) and should be read in conjunction with the assumptions.

                    DELINQUENCY AND LOSS EXPERIENCE OF SELLER

         The tables set forth below indicate the delinquency and credit loss/repossession experience for each of the last five calendar years of the Bank's entire portfolio of motor vehicle loans, including motor vehicle loans that it previously sold but continues to service. The tables include both motor vehicle loans originated directly by the Bank and through dealers in a relative proportion substantially similar to the motor vehicle loans to be transferred to the trust.

         Fluctuations in delinquencies, repossessions and charge-offs generally follow trends in the overall economic environment and may be affected by such factors as:

        -         increased competition for obligors,

        -         rising consumer debt burden per household,

        - the supply and demand for automobiles, light trucks and sport utility vehicles, and

        -         increases in personal bankruptcies.

         We cannot assure that the delinquency and loss experience for the motor vehicle loans as a whole or those transferred to the trust will be similar to the historical experience set forth below.

DELINQUENCY EXPERIENCE


                                  AS OF JUNE 30,
                     ---------------------------------------
                             2000              1999
                     ---------------------------------------
                      NUMBER              NUMBER
                     OF LOANS   AMOUNT   OF LOANS   AMOUNT
                     -------- ---------- -------- ----------
Portfolio of Period
End.................  366,796 $4,433,036  336,740 $4,041,242
Delinquency(1)......
    30-59 days......    5,190    $58,387    4,419    $47,858
    69-89 days......    1,551    $16,871    1,512    $16,101
    90 Day or More..      724     $7,638      691     $7,670
Total Delinquencies as  7,465    $82,896    6,622    $71,630
  Percentage of the
  Portfolio.........    2.04%      1.87%    1.97%      1.77%

-------------------
(1) The period of delinquency is based on the number of days payments are contractually past due for all Motor Vehicle Loans other than Motor Vehicle Loans previously charged off.

                                                    AS OF DECEMBER 31,
                     --------------------------------------------------------------------------------
                            1999               1998                 1997                 1996
                     ------------------- ------------------- -------------------- -------------------
                      NUMBER              NUMBER              NUMBER              NUMBER
                     OF LOANS   AMOUNT   OF LOANS   AMOUNT   OF LOANS   AMOUNT   OF LOANS    AMOUNT
                     -------- ---------- -------- ---------- -------- ---------- --------- ----------
Portfolio of Period
End.................  358,395 $4,370,722  303,595 $3,495,181  242,396 $2,557,565  200,922  $1,979,782
Delinquency(1)......
    30-59 days......    6,252    $67,455    5,002    $53,150    3,557    $35,995    3,380     $31,646
    69-89 days......    2,627    $28,783    1,726    $18,839      765     $8,035    1,209     $11,330
    90 Day or More..    1,337    $15,356      792     $8,891      444     $4,694      600      $5,947
Total Delinquencies a  10,216   $111,595    7,520    $80,880    4,766    $48,724    5,189     $48,923
  Percentage of the
  Portfolio.........    2.85%      2.55%    2.48%      2.31%    1.97%      1.91%    2.58%       2.47%


CREDIT LOSS/REPOSSESSION EXPERIENCE

                                                 SIX MONTHS ENDED JUNE 30,                YEAR ENDED DECEMBER 31,
                                                  ----------------------  ----------------------------------------------------------
                                                     2000        1999       1999         1998        1997        1996       1995
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                                 (DOLLARS IN THOUSANDS)
Portfolio Balance at Period End.................. $4,433,036  $4,041,242  $4,370,722  $3,495,181  $2,557,565  $1,979,782  $1,824,411
Average Portfolio Balance during Period.......... $4,413,081  $3,842,412  $4,051,580  $3,020,363  $2,270,731  $1,883,171  $1,850,693
Average Number of Loans Outstanding during the
  Period.........................................    363,787     324,879    $337,782     273,261     222,092     195,759     195,834
Number of Repossessions during the Period........      4,601       4,003      $8,333       6,207       4,967       4,198       4,153
Number of Repossessions as percentage of Average
  Number of Loans Outstanding....................      2.53%       2.46%       2.47%       2.27%       2.24%       2.14%       2.12%
Gross Charge-offs(1).............................    $43,439     $35,570     $69,930     $53,485     $39,184     $29,488     $25,644
Recoveries on Loans Previously Charged Off(2)....    $20,284     $17,138     $33,614     $19,882     $16,901     $11,849     $11,321
Net Charge-offs(3)...............................    $23,154     $18,432     $36,316     $33,604     $22,283     $17,639     $14,323
Net Charge-offs as a Percentage of Portfolio
  Balance at Period End(4).......................      1.04%       0.91%       0.83%       0.96%       0.87%       0.89%       0.79%
Net Charge-offs as a Percentage of Average
  Balance During Period(4).......................      1.05%       0.96%       0.90%       1.11%       0.98%       0.94%       0.77%

----------------
(1)  Gross Charge-offs are generally stated net of liquidation proceeds.
(2) Recoveries on Loans Previously Charged Off generally include amounts received with respect to loans previously charged off, other than liquidation proceeds, net of collection expenses. A portion of recoveries has resulted from certain collection and recovery efforts used by the Bank with respect to defaulted receivables acquired by the Bank from other institutions as a result of mergers. Such defaulted receivables are not being transferred to the trust and such reported recoveries may not be indicative of future results.
(3) Net Charge-offs equal Gross Charge-offs minus Recoveries on Loans Previously Charged Off.
(4)  Annualized.

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                                    CLASS A NOTES
                     ---------------------------------------------------------------------------------------------------------
DISTRIBUTION DATE                      CLASS A-1 NOTES                     CLASS A-2 NOTES                     CLASS A-3 NOTES
-----------------    ---------------------------------   ---------------------------------   ---------------------------------
                       0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%
                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Closing Date ..      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
6/15/99 .......       91.21    87.38    85.64    83.88   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
7/15/99 .......       82.43    74.83    71.44    67.95   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
8/15/99 .......       73.66    62.41    57.38    52.22   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
9/15/99 .......       64.91    50.09    43.47    36.68   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/99 ......       56.17    37.89    29.72    21.34   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/99 ......       47.45    25.80    16.12     6.20   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/99 ......       38.73    13.82     2.68     0.00   100.00   100.00   100.00    92.97   100.00   100.00   100.00   100.00
1/15/00 .......       30.04     1.95     0.00     0.00   100.00   100.00    91.47    81.12   100.00   100.00   100.00   100.00
2/15/00 .......       21.36     0.00     0.00     0.00   100.00    92.12    80.92    69.43   100.00   100.00   100.00   100.00
3/15/00 .......       12.69     0.00     0.00     0.00   100.00    82.76    70.50    57.92   100.00   100.00   100.00   100.00
4/15/00 .......        4.04     0.00     0.00     0.00   100.00    73.50    60.21    46.58   100.00   100.00   100.00   100.00
5/15/00 .......        0.00     0.00     0.00     0.00    96.30    64.34    50.06    35.41   100.00   100.00   100.00   100.00
6/15/00 .......        0.00     0.00     0.00     0.00    89.37    55.28    40.05    24.42   100.00   100.00   100.00   100.00
7/15/00 .......        0.00     0.00     0.00     0.00    82.45    46.32    30.17    13.61   100.00   100.00   100.00   100.00
8/15/00 .......        0.00     0.00     0.00     0.00    75.54    37.46    20.44     2.98   100.00   100.00   100.00   100.00
9/15/00 .......        0.00     0.00     0.00     0.00    68.65    28.70    10.85     0.00   100.00   100.00   100.00    93.73
10/15/00 ......        0.00     0.00     0.00     0.00    61.77    20.05     1.41     0.00   100.00   100.00   100.00    85.11
11/15/00 ......        0.00     0.00     0.00     0.00    54.91    11.50     0.00     0.00   100.00   100.00    93.37    76.65
12/15/00 ......        0.00     0.00     0.00     0.00    48.06     3.07     0.00     0.00   100.00   100.00    85.68    68.35
1/15/01 .......        0.00     0.00     0.00     0.00    41.23     0.00     0.00     0.00   100.00    95.58    78.12    60.21
2/15/01 .......        0.00     0.00     0.00     0.00    34.42     0.00     0.00     0.00   100.00    88.67    70.69    52.24
3/15/01 .......        0.00     0.00     0.00     0.00    27.62     0.00     0.00     0.00   100.00    81.86    63.39    44.43
4/15/01 .......        0.00     0.00     0.00     0.00    20.84     0.00     0.00     0.00   100.00    75.15    56.22    36.80
5/15/01 .......        0.00     0.00     0.00     0.00    14.07     0.00     0.00     0.00   100.00    68.53    49.18    29.34
6/15/01 .......        0.00     0.00     0.00     0.00     7.33     0.00     0.00     0.00   100.00    62.01    42.29    22.05
7/15/01 .......        0.00     0.00     0.00     0.00     0.60     0.00     0.00     0.00   100.00    55.59    35.53    14.94
8/15/01 .......        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    94.86    49.27    28.90     8.01

                              CLASS A NOTES
                     ---------------------------------
DISTRIBUTION DATE                      CLASS A-4 NOTES                       CLASS B NOTES
-----------------    ---------------------------------   ---------------------------------
                       0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%
                     ------   ------   ------   ------   ------   ------   ------   ------
Closing Date ..      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
6/15/99 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
7/15/99 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
8/15/99 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
9/15/99 .......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/99 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/99 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/99 ......      100.00   100.00   100.00   100.00   100.00   100.00   100.00    97.91
1/15/00 .......      100.00   100.00   100.00   100.00   100.00   100.00    97.47    94.40
2/15/00 .......      100.00   100.00   100.00   100.00   100.00    97.66    94.34    90.93
3/15/00 .......      100.00   100.00   100.00   100.00   100.00    94.88    91.24    87.51
4/15/00 .......      100.00   100.00   100.00   100.00   100.00    92.14    88.19    84.14
5/15/00 .......      100.00   100.00   100.00   100.00    98.90    89.42    85.18    80.83
6/15/00 .......      100.00   100.00   100.00   100.00    96.84    86.73    82.21    77.57
7/15/00 .......      100.00   100.00   100.00   100.00    94.79    84.07    79.28    74.36
8/15/00 .......      100.00   100.00   100.00   100.00    92.74    81.44    76.39    71.21
9/15/00 .......      100.00   100.00   100.00   100.00    90.70    78.84    73.54    68.11
10/15/00 ......      100.00   100.00   100.00   100.00    88.65    76.27    70.74    65.06
11/15/00 ......      100.00   100.00   100.00   100.00    86.62    73.74    67.98    62.08
12/15/00 ......      100.00   100.00   100.00   100.00    84.59    71.23    65.27    59.15
1/15/01 .......      100.00   100.00   100.00   100.00    82.56    68.76    62.60    56.27
2/15/01 .......      100.00   100.00   100.00   100.00    80.54    66.32    59.97    53.46
3/15/01 .......      100.00   100.00   100.00   100.00    78.52    63.92    57.40    50.70
4/15/01 .......      100.00   100.00   100.00   100.00    76.51    61.55    54.86    48.01
5/15/01 .......      100.00   100.00   100.00   100.00    74.50    59.21    52.38    45.37
6/15/01 .......      100.00   100.00   100.00   100.00    72.50    56.91    49.95    42.80
7/15/01 .......      100.00   100.00   100.00   100.00    70.50    54.64    47.56    40.29
8/15/01 .......      100.00   100.00   100.00   100.00    68.51    52.41    45.22    37.84

----------------------

         PERCENT OF INITIAL PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                               CLASS A NOTES
                            ------------------------------------------------------------------------------------
DISTRIBUTION DATE                     CLASS A-1 NOTES             CLASS A-2 NOTES                CLASS A-3 NOTES
----------------------      -------------------------   -------------------------   ----------------------------
                            0.5%   1.2%   1.5%   1.8%   0.5%   1.2%   1.5%   1.8%    0.5%    1.2%    1.5%   1.8%
                            ----   ----   ----   ----   ----   ----   ----   ----   -----   -----   -----   ----
9/15/01 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   89.24   43.06   22.43   1.26
10/15/01 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   83.63   36.95   16.09   0.00
11/15/01 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   78.04   30.94    9.90   0.00
12/15/01 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   72.47   25.04    3.85   0.00
1/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   66.91   19.25    0.00   0.00
2/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   61.38   13.57    0.00   0.00
3/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   55.86    8.01    0.00   0.00
4/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   50.36    2.55    0.00   0.00
5/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   44.87    0.00    0.00   0.00
6/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   39.41    0.00    0.00   0.00
7/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   33.97    0.00    0.00   0.00
8/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   28.54    0.00    0.00   0.00
9/15/02 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   23.14    0.00    0.00   0.00
10/15/02 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   17.76    0.00    0.00   0.00
11/15/02 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00   12.40    0.00    0.00   0.00
12/15/02 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    7.06    0.00    0.00   0.00
1/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    1.75    0.00    0.00   0.00
2/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
3/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
4/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
5/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
6/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
7/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
8/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
9/15/03 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
10/15/03 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
11/15/03 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
12/15/03 .............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
1/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
2/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
3/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
4/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
5/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
6/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
7/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
8/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00
9/15/04 ..............      0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00    0.00    0.00    0.00   0.00

Weighted Average
  Life (years) (1) ...      0.47   0.33   0.29   0.26   1.56   1.13   1.00   0.89    2.92    2.25    2.00   1.78
*Weighted Average
  Life to Optional
  Clean Up Call
  (years) (1) ........
*Optional Clean Up
  Call Date (mo/yr) ..
                                       CLASS A NOTES
                            ------------------------------------
DISTRIBUTION DATE                                CLASS A-4 NOTES                       CLASS B NOTES
----------------------      ------------------------------------    --------------------------------
                              0.5%      1.2%      1.5%      1.8%     0.5%     1.2%     1.5%     1.8%
                            ------    ------    ------    ------    -----    -----    -----    -----
9/15/01 ..............      100.00    100.00    100.00    100.00    66.52    50.22    42.93    35.46
10/15/01 .............      100.00    100.00    100.00     94.65    64.54    48.06    40.70    33.14
11/15/01 .............      100.00    100.00    100.00     88.21    62.57    45.94    38.51    30.89
12/15/01 .............      100.00    100.00    100.00     81.97    60.60    43.86    36.38    28.70
1/15/02 ..............      100.00    100.00     97.94     75.92    58.64    41.81    34.30    26.58
2/15/02 ..............      100.00    100.00     92.15     70.06    56.69    39.81    32.27    24.53
3/15/02 ..............      100.00    100.00     86.52     64.40    54.74    37.84    30.29    22.55
4/15/02 ..............      100.00    100.00     81.03     58.94    52.79    35.92    28.38    20.64
5/15/02 ..............      100.00     97.19     75.71     53.68    50.86    34.03    26.51    18.80
6/15/02 ..............      100.00     91.92     70.55     48.63    48.93    32.19    24.70    17.03
7/15/02 ..............      100.00     86.77     65.55     43.79    47.01    30.38    22.95    15.33
8/15/02 ..............      100.00     81.74     60.72     39.15    45.09    28.62    21.26    13.71
9/15/02 ..............      100.00     76.83     56.05     34.73*   43.19    26.90    19.63    12.16*
10/15/02 .............      100.00     72.04     51.55     30.53    41.29    25.23    18.05    10.69
11/15/02 .............      100.00     67.38     47.22     26.54    39.39    23.59    16.53     9.29
12/15/02 .............      100.00     62.85     43.07     22.77    37.51    22.01    15.08     7.97
1/15/03 ..............      100.00     58.44     39.09     19.23    35.63    20.46    13.69     6.73
2/15/03 ..............       96.42     54.17     35.28*    15.91    33.76    18.97    12.36*    5.57
3/15/03 ..............       91.11     50.02     31.66     12.83    31.90    17.52    11.09     4.49
4/15/03 ..............       85.82     46.01     28.22      9.98    30.05    16.11     9.88     3.49
5/15/03 ..............       80.55     42.13     24.97      7.36    28.21    14.75     8.74     2.58
6/15/03 ..............       75.31     38.39     21.90      4.98    26.37    13.44     7.67     1.74
7/15/03 ..............       70.10     34.79*    19.02      2.84    24.55    12.18*    6.66     0.99
8/15/03 ..............       64.91     31.33     16.33      0.95    22.73    10.97     5.72     0.33
9/15/03 ..............       59.74     28.02     13.84      0.00    20.92     9.81     4.85     0.00
10/15/03 .............       54.61     24.84     11.55      0.00    19.12     8.70     4.04     0.00
11/15/03 .............       49.50     21.82      9.45      0.00    17.33     7.64     3.31     0.00
12/15/03 .............       44.41     18.94      7.55      0.00    15.55     6.63     2.64     0.00
1/15/04 ..............       39.36     16.21      5.86      0.00    13.78     5.67     2.05     0.00
2/15/04 ..............       34.33*    13.63      4.38      0.00    12.02*    4.77     1.53     0.00
3/15/04 ..............       29.34     11.20      3.10      0.00    10.27     3.92     1.09     0.00
4/15/04 ..............       24.37      8.94      2.04      0.00     8.53     3.13     0.71     0.00
5/15/04 ..............       19.43      6.83      1.19      0.00     6.80     2.39     0.42     0.00
6/15/04 ..............       14.53      4.87      0.56      0.00     5.09     1.71     0.20     0.00
7/15/04 ..............        9.65      3.08      0.15      0.00     3.38     1.08     0.05     0.00
8/15/04 ..............        4.81      1.46      0.00      0.00     1.68     0.51     0.00     0.00
9/15/04 ..............        0.00      0.00      0.00      0.00     0.00     0.00     0.00     0.00

Weighted Average
  Life (years) (1) ...        4.49      3.91      3.54      3.13     3.07     2.50     2.24     1.99
*Weighted Average
  Life to Optional
  Clean Up Call
  (years) (1) ........        4.38      3.72      3.34      2.97     3.03     2.43     2.17     1.93
*Optional Clean Up
  Call Date (mo/yr) ..        2/04      7/03      2/03      9/02     2/04     7/03     2/03     9/02

----------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related principal balance of the Note.

The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                    DELINQUENCY AND LOSS EXPERIENCE OF SELLER

The tables set forth below indicate the delinquency and credit loss/repossession experience for each of the last five calendar years of the Bank's entire portfolio of Motor Vehicle Loans (including Motor Vehicle Loans that it previously sold but continues to service). The tables include both Mother Vehicle Loans originated directly by the Bank and through Dealers in a relative proportion substantially similar to the Motor Vehicle Loans to be transferred to the Trust. Fluctuations in delinquencies, repossessions and charge-offs generally follow trends in the overall economic environment and may be affected by such factors as increased competition for Obligors, rising consumer debt burden per household and increases in personal bankruptcies.

No assurance can be made that the delinquency and loss experience for the Motor Vehicle Loans as a whole or those transferred to the Trust will be similar to the historical experience set forth below.

DELINQUENCY EXPERIENCE


                           THREE MONTHS ENDED MARCH 31,
                     ---------------------------------------
                             1999              1998
                     ------------------- -------------------
                      NUMBER              NUMBER
                     OF LOANS   AMOUNT   OF LOANS   AMOUNT
                     -------- ---------- -------- ----------
Portfolio of Period
End.................. 326,740 $3,872,070  253,527 $2,709,969
Delinquency(1).......
    30-59 days.......   4,278 $   46,686    3,139 $   33,096
    69-89 days.......   1,485 $   16,840      789 $    8,543
    90 Day or More...     776 $    8,481      470 $    5,336
Total Delinquencies as  6,539 $   72,007    4,398 $   46,974
  Percentage of the
  Portfolio..........   2.00%      1.86%    1.73%      1.73%

-------------------
(1) The period of delinquency is based on the number of days payments are contractually past due for all Motor Vehicle Loans other than Motor Vehicle Loans previously charged off.


                                                    AS OF DECEMBER 31,
                     --------------------------------------------------------------------------------
                            1998               1997                 1996                 1995
                     ------------------- ------------------- -------------------- -------------------
                      NUMBER              NUMBER              NUMBER              NUMBER
                     OF LOANS   AMOUNT   OF LOANS   AMOUNT   OF LOANS   AMOUNT   OF LOANS    AMOUNT
                     -------- ---------- -------- ---------- -------- ---------- --------- ----------
Portfolio of Period
End................. 303,595  $3,495,181 242,396  $2,557,565  200,922 $1,979,782  193,634  $1,824,411
Delinquency(1)......   5,002  $   53,150   3,557  $   35,995    3,380 $   31,646    2,867  $   24,914
    30-59 days......   1,726  $   18,839     765  $    8,035    1,209 $   11,330      557  $    5,358
    69-89 days......     792  $    8,891     444  $    4,694      600 $    5,947      255  $    2,462
    90 Day or More..   7,520  $   80,880   4,766  $   48,724    5,189 $   48,923    3,679  $   32,734
Total Delinquencies
  Percentage of the
  Portfolio.........   2.48%       2.31%   1.97%       1.91%    2.58%      2.47%    1.90%       1.79%

CREDIT LOSS/REPOSSESSION EXPERIENCE

                                                   THREE MONTHS ENDED
                                                        MARCH 31,                          YEAR ENDED DECEMBER 31,
                                                  ----------------------  ----------------------------------------------------------
                                                     1999        1998       1998        1997        1996        1995       1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                                 (DOLLARS IN THOUSANDS)
Portfolio Balance at Period End.................. $3,872,070  $2,709,969  $3,495,181  $2,557,565  $1,979,782  $1,824,411  $1,885,491
Average Portfolio Balance during Period.......... $3,713,832  $2,659,611  $3,020,363  $2,270,731  $1,883,171  $1,850,693  $1,670,756
Average Number of Loans Outstanding during the
  Period.........................................    317,204     249,840     273,261     222,092     195,759     195,834     180,660
Number of Repossessions during the Period........      2,068       1,462       6,207       4,967       4,198       4,153       3,528
Number of Repossessions as percentage of Average
  Number of Loans Outstanding....................      2.61%       2.34%       2.27%       2.24%       2.14%       2.12%       1.95%
Gross Charge-offs(1).............................    $19,574      $9,852     $53,485     $39,184     $29,488     $25,644     $17,352
Recoveries on Loans Previously Charged Off(2)....     $8,851      $4,140     $19,882     $16,901     $11,849     $11,321      $8,370
Net Charge-offs(3)...............................    $10,723      $5,713     $33,604     $22,283     $17,639     $14,323      $8,985
Net Charge-offs as a Percentage of Portfolio
  Balance at Period End(4).......................      1.11%       0.85%       0.96%       0.87%       0.89%       0.79%       0.48%
Net Charge-offs as a Percentage of Average
  Balance During Period(4).......................      1.15%       0.87%       1.11%       0.98%       0.94%       0.77%       0.54%

----------------
(1)  Gross Charge-offs are generally stated net of liquidation proceeds.
(2) Recoveries on Loans Previously Charged Off generally include amounts received with respect to loans previously charged off, other than liquidation proceeds, net of collection expenses. A portion of recoveries has resulted from certain collection and recovery efforts used by the Bank with respect to defaulted receivables acquired by the Bank from other institutions as a result of mergers. Such defaulted receivables are not being transferred to the Trust and such reported recoveries may not be indicative of future results.
(3) Net Charge-offs equal Gross Charge-offs minus Recoveries on Loans Previously Charged Off.
(4)  Annualized.